UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2004

QUIKSILVER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15131 (Commission File Number)	33-0199426 (IRS Employer Identification No.)

15202 Graham Street, Huntington Beach, CA		92649
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (714) 889-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibits are being furnished herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 14, 2004, issued by Quiksilver, Inc.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The purposes of this Current Report on Form 8-K is to furnish the press release issued by Quiksilver, Inc. on June 14, 2004 announcing its financial results for the quarter ended April 30, 2004. The press release is attached hereto as Exhibit 99.1.

The information contained in Item 12 and the press releases are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2004	QUIKSILVER, INC.
	By:	/s/ Steven L. Brink
Steven L. Brink
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 14, 2004, issued by Quiksilver, Inc.

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